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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2009

TYCO ELECTRONICS LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02.  The financial information referred to therein is furnished as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 to this report and incorporated by reference in this Item 2.02.

ITEM 7.01                                       REGULATION FD DISCLOSURE

On April 16, 2009, Tyco Electronics Ltd. (the “Company”) entered into a definitive agreement to sell its Wireless Systems business. On May 29, 2009, the Company completed the sale for $675 million in cash, subject to a final working capital adjustment. The Wireless Systems business meets the held for sale and discontinued operation reporting criteria and will be included in discontinued operations in the third quarter of fiscal 2009.  The Company has reclassified amounts previously reported to reflect this business in discontinued operations in all periods presented.  Prior to reclassification to held for sale, this business was reported in the Company’s Wireless Systems segment.

The Company has reclassified certain expenses on its Condensed Consolidated and Combined Statements of Operations. Research, development, and engineering expenses, which were previously classified as cost of sales, are separately presented.  Intangible asset amortization expense has been reclassified from selling, general, and administrative expenses to cost of sales.  Also, impairment of long-lived assets has been reclassified from impairment of goodwill and long-lived assets to restructuring and other charges, net.  The reclassifications had no impact on previously reported income (loss) from operations, net income (loss), or earnings (loss) per share. All prior periods have been reclassified to conform to the current presentation.

The unaudited financial information furnished with this report and incorporated by reference include the consolidated and combined statements of operations, the consolidated and combined segment results, and the reconciliation of non-GAAP financial measures to GAAP financial measures of the Company for the fiscal quarters ended March 27, 2009, December 26, 2008, September 26, 2008, June 27, 2008, March 28, 2008, and December 28, 2007, and for the fiscal years ended September 26, 2008 and September 28, 2007.

Non-GAAP Measures

Certain of the financial information contains Non-GAAP (U.S. generally accepted accounting principles) financial measures, which are reconciled to GAAP financial measures contained therein.  The Non-GAAP measures used therein, which should not be considered replacements for GAAP results, include “Adjusted Operating Income (Loss),” “Adjusted Operating Margin,” “Adjusted Income Tax (Expense) Benefit,” “Adjusted Income (Loss) from Continuing Operations,” and “Adjusted Earnings (Loss) Per Share.”

The Company has presented its operating income (loss) before unusual items including charges related to litigation settlements and reserves, restructuring charges, impairment charges and other income or charges (“Adjusted Operating Income (Loss)”).  The Company utilizes Adjusted Operating Income (Loss) to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions.  It is also a significant component in the Company’s incentive compensation plans. Adjusted Operating Income (Loss) is a useful measure for investors because it better reflects the Company’s underlying operating results, trends and the comparability of these results between periods.  The difference between Adjusted Operating Income (Loss) and operating income (loss) (the most comparable GAAP measure) consists of the impact of charges related to litigation settlements and reserves, restructuring charges, impairment charges and other income or charges that may mask the underlying operating results and/or business trends.  The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported operating income (loss). This limitation is best addressed by using Adjusted Operating Income (Loss) in combination with operating income (loss) (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

The Company has presented its operating margin before unusual items including charges related to litigation settlements and reserves, restructuring charges, impairment charges and other income or charges (“Adjusted Operating Margin”).  The Company presents and forecasts its Adjusted Operating Margin before unusual items to give investors a perspective on the underlying business results.  Because the Company cannot predict the amount and timing of such items and the associated charges or gains that will be recorded in the Company’s financial statements, it is difficult to include the impact of those items in the forecast.

The Company has presented income tax (expense) benefit after adjusting for the tax effect of unusual items including charges related to restructuring, impairment and other income or charges (“Adjusted Income Tax (Expense) Benefit”).  The Company presents Adjusted Income Tax (Expense) Benefit to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income (Loss) from Continuing Operations (as defined below).  The difference between Adjusted Income Tax (Expense) Benefit and income tax (expense) benefit (the most comparable GAAP measure) is the tax effect of adjusting items.  The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax (expense) benefit. This limitation is best addressed by using Adjusted Income Tax (Expense) Benefit in combination with income tax (expense) benefit in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

The Company has presented income (loss) from continuing operations before unusual items including charges related to litigation settlements and reserves, restructuring charges, impairment charges, tax sharing income related to the adoption of FIN 48, other income or charges and, if applicable, related tax effects (“Adjusted Income (Loss) from Continuing Operations”).  The Company presents Adjusted Income (Loss) from Continuing Operations as it believes that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP.  Adjusted Income (Loss) from Continuing Operations provides additional information regarding the Company’s underlying operating results, trends and the comparability of these results between periods.  The difference between Adjusted Income (Loss) from Continuing Operations and income (loss) from continuing operations (the most comparable GAAP measure) consists of the impact of charges related to litigation settlements and reserves, restructuring charges, impairment charges, tax sharing income related to the adoption of FIN 48, other income or charges and, if applicable, related tax effects.  The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the Company’s reported results. This limitation is best addressed by using Adjusted Income (Loss) from Continuing Operations in combination with income (loss) from continuing operations (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

The Company has presented adjusted diluted earnings (loss) per share, which is diluted earnings (loss) per share from continuing operations before unusual items, including charges related to litigation settlements and reserves, restructuring charges, impairment charges, tax sharing income related to the adoption of FIN 48 and other income or charges (“Adjusted Earnings (Loss) Per Share”). The Company presents Adjusted Earnings (Loss) Per Share because it believes that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP.  The Company believes such a measure provides a picture of its results that is more comparable among periods since it excludes the impact of unusual items, which may recur occasionally, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. This limitation is best addressed by using Adjusted Earnings (Loss) Per Share in combination with diluted earnings (loss) per share from continuing operations (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit No.	Description

99.1

Consolidated and Combined Statements of Operations of Tyco Electronics Ltd. for the fiscal quarters ended March 27, 2009, December 26, 2008, September 26, 2008, June 27, 2008, March 28, 2008, and December 28, 2007, and for the fiscal years ended September 26, 2008 and September 28, 2007 (Unaudited)

99.2

Consolidated and Combined Segment Results of Tyco Electronics Ltd. for the fiscal quarters ended March 27, 2009, December 26, 2008, September 26, 2008, June 27, 2008, March 28, 2008, and December 28, 2007, and for the fiscal years ended September 26, 2008 and September 28, 2007 (Unaudited)

99.3

Reconciliation of Non-GAAP financial measures to GAAP financial measures of Tyco Electronics Ltd. for the fiscal quarters ended March 27, 2009, December 26, 2008, September 26, 2008, June 27, 2008, March 28, 2008, and December 28, 2007, and for the fiscal years ended September 26, 2008 and September 28, 2007 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TYCO ELECTRONICS LTD.
(Registrant)

By:	/s/ Terrence R. Curtin
Terrence R. Curtin
Executive Vice President and Chief Financial Officer

Date: July 15, 2009